                             AIM GLOBAL AGGRESSIVE
                                  GROWTH FUND

[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                APRIL 30, 1998

                      ------------------------------------

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                            For shareholders who seek

                          long-term growth of capital.

                              The Fund invests in a

                           portfolio of global equity

                       securities of small capitalization

                          companies with above-average

                               earnings momentum.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98 (the most recent calendar quarter-end) are as follows: For Class A shares, one year, 16.34%; since inception 9/15/94, 18.74%. For Class B shares, one year, 16.38%; since inception 9/15/94, 19.19%. For C shares, cumulative total return since inception 8/4/97, 1.56%.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance is no guarantee of comparable future results.
o The Fund's investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

         MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED
        BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
       OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter




                   Dear Fellow Shareholder:

                   Last October, equity markets worldwide had just been shaken
  [PHOTO OF        by the currency crisis in Southeast Asia. By the April 30,
  Charles T.       1998, end of this reporting period, most markets had
    Bauer,         recovered nicely, with domestic equities reaching new highs
 Chairman of       and European markets outdoing even the U.S.'s heady pace.
 the Board of      Only Asian markets remained in the doldrums. Bonds have
   THE FUND        turned in a solid performance with generous real returns,
 APPEARS HERE]     though not as spectacular as some had predicted when the
                   Asian crisis first broke.
                      However, by the close of this reporting period, many
                   market participants were uneasy. Some participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. The growth of European markets also exceeded everyone's expectations, and some wondered how long the rise could continue. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
   Of course, bull markets do end, and markets became less ebullient shortly after this reporting period closed. For investors, the best course is to remain realistic and ready. A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
   In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT

On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
   We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

EUROPEAN MARKETS CONTINUE TO
DOMINATE GLOBAL EQUITIES

A roundtable discussion with the Fund management team for AIM Global Aggressive Growth Fund about the six-month reporting period ended April 30, 1998.
--------------------------------------------------------------------------------

The impressive performance by European stocks was the story among international equities during the past six months.

Q.  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The Fund posted another solid period of performance. Total return was 13.37% for Class A shares, 13.06% for Class B shares, and 13.06% for Class C shares for the six-month period ended April 30, 1998. Comparatively, the Morgan Stanley Capital International (MSCI) World Index of global stocks gained 18.86% during the reporting period. It is important to note that the MSCI World Index tracks the performance of global large-company stocks and not global small-company stocks in which your Fund invests. There is no true MSCI benchmark for global small-company equity performance.

Q.  WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX MONTHS?

A. The impressive performance by European stocks was the story among international equities during the past six months. European markets continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended April 30, 1998. Spain led the way with an astounding 54.57% return, followed by Portugal with a 52.89% advance. Furthermore, eight of the Fund's top 10 holdings were European companies. Almost 40% of the Fund's portfolio was invested in European equities at the end of the reporting period.
       In the United States, the stock market was still feeling the effects of the Asian currency crisis during the first three months of the reporting period. Markets were slow to recover from a significant drop in October, just before the reporting period began, as investors were concerned about the impact of the Asian currency devaluations on corporate profits around the globe.
       However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates--two forces that could potentially undermine corporate profits--continued to be low. In this environment, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and broke the 9000 point mark in April to set a record.

    ===========================================================================
    MORNINGSTAR RATINGS
    CLASS A SHARES
    As of 4/30/98
    ---------------------------------------------------------------------------
                           AIM GLOBAL             FUNDS IN
                     AGGRESSIVE GROWTH FUND    INTERNATIONAL
    PERIOD                   RATING               CATEGORY

    OVERALL                   ****                   N/A

    3 YEARS                   ****                   740
    ===========================================================================

    *Morningstar proprietary ratings reflect risk-adjusted performance through April 30, 1998. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bill returns. If a fund scores in the top 10% of its rating category it earns five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
    ===========================================================================

Q.  IN THIS ENVIRONMENT, HOW DID SMALL-CAP STOCKS FARE?

A. When markets skyrocketed in the second half of the reporting period, large-cap stocks--particularly the stocks of the very largest companies, the so-called "mega caps"--led the charge. In the uncertain market environment created by the Asian currency crisis, investors gravitated to the stocks of large, well-known companies. Toward the end of the reporting period, though, the market rally began to broaden to include the stocks of smaller companies as well. Just over 28% of the Fund was positioned in the United States at the end of the reporting period.

Q.  WHY DID EUROPEAN MARKETS PERFORM SO WELL DURING THE REPORTING PERIOD?

A. The European Economic and Monetary Union, or EMU, is scheduled to begin on January 1, 1999. In order to qualify for the EMU, European nations must adopt strict budgetary guidelines and improve their finances. This process has lowered interest rates and kept inflation--the thief of wealth--at bay. With 11 countries expected to join the EMU next year, this economic restructuring has triggered a bull market never before seen in Europe.

Q.  WERE THERE ANY OTHER FACTORS DRIVING THE EUROPEAN MARKETS?

A. We believe there were four fundamental, long-term themes that fueled this incredible rally in Europe: privatization of state-run companies, increased economic freedoms in Eastern Europe, corporate restructuring, and the growth of investing in European markets.
       Many state-run companies and industries have moved into private hands, such as Portugal Telecom, a holding in the Fund's portfolio. Additionally, the economic freedoms in Eastern Europe have created a new market of consumers and sparked a wave of entrepreneurial efforts in the


          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of April 30, 1998, based on net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 COUNTRIES                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. Misys PLC (United Kingdom)            0.93%     1.  United States      28.44%     1. Services (Commercial & Consumer)    8.26%

  2. CMG PLC (Netherlands)                 0.89      2.  United Kingdom      9.19      2. Computers (Software & Services)     6.57

  3. Airtours PLC (United Kingdom)         0.83      3.  Mexico              5.64      3. Oil & Gas (Drilling & Equipment)    4.26

  4. Cap Gemini N.V. (Netherlands)         0.74      4.  Netherlands         5.31      4. Machinery (Diversified)             3.03

  5. Porsche A. G. (Germany)               0.73      5.  Canada              5.00      5. Telephone                           2.95

  6. Magyar Tavkozlesi (Hungary)           0.70      6.  Brazil              4.79      6. Telecommunications
                                                                                          (Cellular/Wireless)                 2.55
  7. Grupo Financiero Banamex                        7.  Germany             3.18      7. Manufacturing (Diversified)         2.34
     Accival, S.A. de C.V. (Mexico)        0.70
  8. SEMA Group PLC (United Kingdom)       0.70      8.  Portugal            3.11      8. Electronics (Semiconductors)        2.18

  9. Grupo Televisa S.A.-GDR (Mexico)      0.67      9.  France              3.08      9. Services (Computer Systems)         2.15

 10. Cimpor-Cimentos de Portugal S.A.      0.67     10.  Hong Kong           2.87     10. Electrical Equipment                2.10
     (Portugal)

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the
Fund will continue to hold any particular security.
===================================================================================================================================


    former Communist Bloc countries. Once Capitalism is planted it can grow very quickly, and we have seen this since the fall of the Berlin Wall.
       The restructuring by "Corporate Europe" has made companies leaner and more globally competitive. We have seen immediate results of this restructuring as European earnings growth continued to be strong during the reporting period. Finally, thousands of Europeans have discovered the wonders of investing in equities. As money has flowed into European markets, the markets themselves have become larger and more liquid than ever before.

Q.  WHAT ABOUT THE REST OF THE WORLD?

A. The Fund finished the reporting period with 14.2% of its net assets in Latin America, 4.5% in Asia and Australia, and 2% in Japan. These three regions were decimated by the "Asian Flu" last fall and have been slow to recover. In the first quarter, many of the Asian markets did bounce off their bottoms, some as much as 40%, but keep in mind they were coming off very low levels. What occurred in the last quarter of 1997 was devastating to those fragile emerging markets, and we believe it's going to take quite some time for Asia to fully recover from the economic crisis of last autumn.

    We are very optimistic on Latin America, although the markets there were hurt a bit by the Asian situation. Investors were concerned, perhaps overly so, that what happened in Asia could spread to the emerging markets in Latin America. The Mexican positions in the portfolio, which made up 5.64% of the Fund's net assets at the end of the reporting period, hurt the overall performance of the Fund as the Mexican market was down 6.18% for the first three months of 1998. However, we remain positive for the long-term growth prospects of the such Mexican companies as Kimberly-Clark de Mexico, a paper and forest products company, and Grupo Financiero Banamex, a leading financial company.

Q.  IN WHICH INDUSTRIES WAS THE FUND POSITIONED?

A. The Fund's largest industry position was commercial and consumer services with just over 8% of net assets. During the period of increasing prosperity, consumers have been less interested in purchasing large items such as washing machines and instead have been spending their money on travel and entertainment, two sectors in which this industry is focused. Commercial and consumer services owned by the Fund included the United Kingdom's Misys PLC, the Fund's largest holding at 0.93%, Airtours PLC, and SEMA Group PLC.

    To no one's surprise during this age of technology, the computer software and services sector commanded 6.57% of the Fund's portfolio. The Fund was attracted to such technology companies as Advanced Fibre Communications and Engineering Animation, Inc., both of the United States, as well as the Netherlands' CMG PLC, the Fund's second-largest holding at 0.89%.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. We are still very positive on the United States and Europe, and very cautious on the Pacific Rim. Conditions worldwide remain very good for equities and small-cap stocks may be more reasonably priced than large-cap issues, which may be attractive to investors around the globe. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings to increase any time soon. In Europe, though, we believe there will continue to be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well, although the markets there struggled during the six-month reporting period.

    The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.


          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period since inception, 9/15/94 to 4/30/98. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
              AIM GLOBAL AGGRESSIVE     AIM GLOBAL AGGRESSIVE     MSCI WORLD
              GROWTH FUND, CLASS A      GROWTH FUND, CLASS B        INDEX
                              (IN THOUSANDS)
--------------------------------------------------------------------------------
9/15/94                $9,524                 $10,000              $10,000
4/30/95                10,305                  10,790               10,749
4/30/96                14,700                  15,305               12,759
4/30/97                14,834                  15,365               14,079
4/30/98                18,724                  18,989               18,462
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 4/30/98. Including sales charges.

CLASS A SHARES

Inception (9/15/94)      18.91%
  1 Year                 20.26

CLASS B SHARES

Inception (9/15/94)      19.37%
  1 Year                 20.54

CLASS C SHARES

Inception (8/4/97)        3.51%*

*Total return provided is cumulative total return that has not been annualized.
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses. Results for MSCI World Index are for the period 8/30/94 to 4/30/98.
Source: Towers Data Systems HYPO--Registered Trademark--.

                                                               For Consideration


THE ROTH IRA:  THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now...So You Can Get Federally Tax-Free Savings
Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your return separately, or if your annual gross income is over $100,000.

-----------------------------------------------------------------------------
SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.
-----------------------------------------------------------------------------
                         ROTH IRA CALCULATOR & ANALYZER

   The Roth IRA Analyzer & Calculator at AIM's Internet Web site--www.aimfunds.com--can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-28.05%

AEROSPACE/DEFENSE-0.24%

BE Aerospace, Inc.(a)                  100,000   $    3,118,750
---------------------------------------------------------------
Precision Castparts Corp.               50,000        3,106,250
---------------------------------------------------------------
                                                      6,225,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.35%

Bank United Corp.-Class A              150,000        7,762,500
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                         50,000        1,328,124
---------------------------------------------------------------
                                                      9,090,624
---------------------------------------------------------------

BIOTECHNOLOGY-0.29%

Curative Health Services, Inc.(a)       75,000        2,325,000
---------------------------------------------------------------
IDEXX Laboratories, Inc.(a)            235,600        5,212,650
---------------------------------------------------------------
                                                      7,537,650
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.59%

Heftel Broadcasting Corp.(a)           260,000       11,407,500
---------------------------------------------------------------
Jacor Communications, Inc.(a)           65,500        3,725,313
---------------------------------------------------------------
                                                     15,132,813
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.80%

Brightpoint, Inc.(a)                   437,500        8,531,250
---------------------------------------------------------------
Corsair Communications, Inc.(a)        100,000        1,850,000
---------------------------------------------------------------
REMEC, Inc.(a)                         175,000        4,353,124
---------------------------------------------------------------
Tellabs, Inc.(a)                        84,800        6,010,200
---------------------------------------------------------------
                                                     20,744,574
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.54%

Dell Computer Corp.(a)                 100,000        8,075,000
---------------------------------------------------------------
IDX Systems Corp.(a)                   132,700        5,780,744
---------------------------------------------------------------
                                                     13,855,744
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.25%

International Network Services(a)      100,000        3,362,500
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         100,000        3,187,500
---------------------------------------------------------------
                                                      6,550,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.14%

Network Appliance, Inc.(a)             100,000        3,606,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-2.25%

Advanced Fibre Communications,
  Inc.(a)                              150,000        6,356,250
---------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                              100,000        2,575,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   199,737        6,291,715
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Electronic Arts, Inc.(a)                77,200   $    3,570,500
---------------------------------------------------------------
Engineering Animation, Inc.(a)         182,700        8,609,738
---------------------------------------------------------------
HBO & Co                                42,400        2,536,050
---------------------------------------------------------------
JDA Software Group, Inc.(a)             50,000        2,528,125
---------------------------------------------------------------
NOVA Corp.(a)                          150,000        5,100,000
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              100,000        2,412,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             104,200        4,435,013
---------------------------------------------------------------
USWeb Corp.(a)                         100,000        2,281,250
---------------------------------------------------------------
Veritas Software Corp.(a)              112,500        6,159,375
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                  21,600          947,700
---------------------------------------------------------------
Wind River Systems(a)                  129,350        4,478,744
---------------------------------------------------------------
                                                     58,281,960
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.45%

Action Performance Companies,
  Inc.(a)                              100,000        3,462,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)              222,800        8,173,975
---------------------------------------------------------------
                                                     11,636,475
---------------------------------------------------------------

CONSUMER FINANCE-0.55%

FIRSTPLUS Financial Group,
  Inc.(a)                              150,100        7,279,850
---------------------------------------------------------------
IMC Mortgage Co.(a)                    200,000        3,187,500
---------------------------------------------------------------
SLM Holding Corp.                       87,500        3,735,156
---------------------------------------------------------------
                                                     14,202,506
---------------------------------------------------------------

DISTRIBUTORS (FOOD &  HEALTH)-0.25%

Owens & Minor, Inc. Holding Co.        168,800        3,006,750
---------------------------------------------------------------
Patterson Dental Co.(a)                115,350        3,395,616
---------------------------------------------------------------
                                                      6,402,366
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.24%

Berg Electronics Corp.(a)              152,800        3,638,550
---------------------------------------------------------------
Sanmina Corp.(a)                       111,000        9,990,000
---------------------------------------------------------------
Sawtek Inc.(a)                         150,000        4,556,250
---------------------------------------------------------------
SCI Systems, Inc.(a)                   150,000        6,178,125
---------------------------------------------------------------
Solectron Corp.(a)                      51,000        2,259,938
---------------------------------------------------------------
Uniphase Corp.(a)                      100,000        5,425,000
---------------------------------------------------------------
                                                     32,047,863
---------------------------------------------------------------

ELECTRONICS

(INSTRUMENTATION)-0.16%

Perkin-Elmer Corp.                      50,000        3,418,750
---------------------------------------------------------------
ThermoQuest Corp.(a)                    45,000          804,375
---------------------------------------------------------------
                                                      4,223,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-1.86%

Altera Corp.(a)                         75,000   $    3,037,500
---------------------------------------------------------------
Burr-Brown Corp.(a)                    173,100        5,268,731
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)          50,000        2,281,250
---------------------------------------------------------------
Linear Technology Corp.                 82,500        6,641,250
---------------------------------------------------------------
Micrel, Inc.(a)                        183,800        7,214,150
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    100,000        4,550,000
---------------------------------------------------------------
Semtech Corp.(a)                       100,000        2,387,500
---------------------------------------------------------------
Sipex Corp.(a)                         300,000        5,962,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         187,500       10,816,406
---------------------------------------------------------------
                                                     48,159,287
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.58%

Credence Systems Corp.(a)               75,000        2,067,188
---------------------------------------------------------------
Photronics, Inc.(a)                    250,000        9,218,750
---------------------------------------------------------------
Teradyne, Inc.(a)                      100,000        3,650,000
---------------------------------------------------------------
                                                     14,935,938
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.34%

Amresco, Inc.(a)                       100,000        3,625,000
---------------------------------------------------------------
SunAmerica, Inc.                       105,000        5,243,438
---------------------------------------------------------------
                                                      8,868,438
---------------------------------------------------------------

FOOTWEAR-0.07%

Wolverine World Wide, Inc.              59,925        1,730,334
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.25%

Medicis Pharmaceutical Corp.(a)        150,000        6,412,500
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.72%

Health Management Associates,
  Inc.-Class A(a)                      335,700       10,574,550
---------------------------------------------------------------
Province Healthcare Co.(a)             101,800        2,812,225
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       89,800        5,169,112
---------------------------------------------------------------
                                                     18,555,887
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.28%

HEALTHSOUTH Corp.(a)                   150,000        4,528,125
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)        63,200        2,832,150
---------------------------------------------------------------
                                                      7,360,275
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.36%

Concentra Managed Care, Inc.(a)        199,915        6,222,354
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        40,000        3,200,000
---------------------------------------------------------------
                                                      9,422,354
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.35%

Henry Schein, Inc.(a)                  120,000        4,680,000
---------------------------------------------------------------
PSS World Medical, Inc.(a)              50,000        1,121,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

ResMed, Inc.(a)                         40,000   $    1,582,500
---------------------------------------------------------------
Sybron International Corp.(a)           65,600        1,738,400
---------------------------------------------------------------
                                                      9,122,775
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.20%

American HomePatient, Inc.(a)           32,400          597,375
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        110,000        3,231,250
---------------------------------------------------------------
Omnicare, Inc.                         173,300        5,935,525
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              123,000        2,629,125
---------------------------------------------------------------
Quintiles Transnational Corp.(a)       140,000        6,930,000
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             160,900        6,204,706
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)      62,666        2,075,811
---------------------------------------------------------------
Transition Systems, Inc.(a)             14,700          330,750
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              164,800        3,079,700
---------------------------------------------------------------
                                                     31,014,242
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.21%

Ethan Allen Interiors, Inc.            106,700        5,435,031
---------------------------------------------------------------

HOUSEWARES-0.76%

Central Garden and Pet Co.(a)           75,000        2,568,750
---------------------------------------------------------------
Helen of Troy Ltd.(a)                  600,000       12,300,000
---------------------------------------------------------------
Windmere-Durable Holdings Inc.         200,000        4,900,000
---------------------------------------------------------------
                                                     19,768,750
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.06%

CMAC Investment Corp.                   24,400        1,575,325
---------------------------------------------------------------

LODGING (HOTELS)-0.02%

Prime Hospitality Corp.(a)              30,000          620,625
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.31%

Halter Marine Group, Inc.(a)           231,550        4,196,844
---------------------------------------------------------------
US Filter Corp.(a)                     120,150        3,919,894
---------------------------------------------------------------
                                                      8,116,738
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.30%

Daisytek International Corp.(a)        100,000        2,425,000
---------------------------------------------------------------
Herman Miller, Inc.                    175,000        5,282,812
---------------------------------------------------------------
                                                      7,707,812
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-3.48%

Camco International, Inc.              100,000        6,787,500
---------------------------------------------------------------
Cliffs Drilling Co.(a)                  75,000        3,698,437
---------------------------------------------------------------
Cooper Cameron Corp.(a)                100,000        6,643,750
---------------------------------------------------------------
EVI, Inc.(a)                           150,000        7,987,500
---------------------------------------------------------------
Global Industries Ltd.(a)              250,000        5,671,875
---------------------------------------------------------------
Input/Output, Inc.(a)                  250,000        6,218,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Marine Drilling Companies, Inc.(a)     140,000   $    3,403,750
---------------------------------------------------------------
National-Oilwell, Inc.(a)              300,000       11,381,250
---------------------------------------------------------------
Newpark Resources, Inc.(a)             400,000        9,625,000
---------------------------------------------------------------
Pride International, Inc.(a)           178,800        4,347,075
---------------------------------------------------------------
R&B Falcon Corp.(a)                    100,000        3,206,250
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                             150,000        3,553,125
---------------------------------------------------------------
Varco International, Inc.(a)           215,000        6,611,250
---------------------------------------------------------------
Veritas DGC, Inc.(a)                   200,000       10,837,500
---------------------------------------------------------------
                                                     89,973,012
---------------------------------------------------------------

PERSONAL CARE-0.40%

Rexall Sundown, Inc.(a)                321,000       10,251,938
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.02%

Patriot American Hospitality, Inc.      19,952          503,788
---------------------------------------------------------------

RESTAURANTS-0.53%

Foodmaker, Inc.(a)                     200,000        3,800,000
---------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(a)  100,000        2,850,000
---------------------------------------------------------------
Papa John's International, Inc.(a)      22,500          939,375
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)             96,600        3,731,175
---------------------------------------------------------------
Starbucks Corp.(a)                      50,000        2,406,250
---------------------------------------------------------------
                                                     13,726,800
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.75%

CDW Computer Centers, Inc.(a)          160,800        7,798,800
---------------------------------------------------------------
CompUSA, Inc.(a)                       172,000        3,192,750
---------------------------------------------------------------
Tech Data Corp.(a)                     166,600        8,309,175
---------------------------------------------------------------
                                                     19,300,725
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.60%

Genesco Inc.(a)                        200,000        3,387,500
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       200,000        2,512,500
---------------------------------------------------------------
Inacom Corp.(a)                        166,600        5,966,363
---------------------------------------------------------------
Michaels Stores, Inc.(a)               100,000        3,025,000
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           200,000        5,500,000
---------------------------------------------------------------
Pier 1 Imports, Inc.                   222,500        5,868,438
---------------------------------------------------------------
Staples, Inc.(a)                       315,600        7,791,375
---------------------------------------------------------------
Tiffany & Co                             2,700          122,850
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                75,000        4,120,312
---------------------------------------------------------------
Zale Corp.(a)                          100,000        3,012,500
---------------------------------------------------------------
                                                     41,306,838
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.90%

Gap, Inc.                               87,600        4,505,925
---------------------------------------------------------------
Men's Wearhouse, Inc.(a)                87,400        3,681,725
---------------------------------------------------------------
Pacific Sunwear of California(a)       200,000        8,825,000
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

TJX Companies, Inc.                    140,500   $    6,217,125
---------------------------------------------------------------
                                                     23,229,775
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.12%

Dime Bancorp, Inc.                     100,000        3,068,750
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.97%

ABR Information Services, Inc.(a)       75,000        2,170,312
---------------------------------------------------------------
Caribiner International, Inc.(a)        49,700          994,000
---------------------------------------------------------------
Cerner Corp.(a)                        200,000        5,962,500
---------------------------------------------------------------
Children's Comprehensive
  Services, Inc.(a)                    186,200        3,491,250
---------------------------------------------------------------
Equity Corp. International(a)          255,000        6,327,188
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                       40,000        2,035,000
---------------------------------------------------------------
Strayer Education, Inc.                112,500        4,134,375
---------------------------------------------------------------
                                                     25,114,625
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.66%

Analysts International Corp.           121,500        3,523,500
---------------------------------------------------------------
Computer Task Group, Inc.              100,000        3,887,500
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           150,000        5,981,250
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           100,000        3,562,500
---------------------------------------------------------------
                                                     16,954,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.85%

Affiliated Computer Services,
  Inc.(a)                              128,400        4,510,050
---------------------------------------------------------------
Billing Information Concepts Corp.(a)  159,200        4,457,600
---------------------------------------------------------------
CSG Systems International, Inc.(a)      85,000        3,867,500
---------------------------------------------------------------
Envoy Corp.(a)                         100,000        4,212,500
---------------------------------------------------------------
National Data Corp.                     75,000        3,060,938
---------------------------------------------------------------
PMT Services, Inc.(a)                  100,000        1,950,000
---------------------------------------------------------------
                                                     22,058,588
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.41%

Robert Half International, Inc.(a)     111,000        6,007,875
---------------------------------------------------------------
Romac International, Inc.(a)           100,000        2,650,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)             74,250        2,014,031
---------------------------------------------------------------
                                                     10,671,906
---------------------------------------------------------------

TEXTILES (APPAREL)-0.83%

Jones Apparel Group, Inc.(a)           100,000        5,981,250
---------------------------------------------------------------
Liz Claiborne, Inc.                     50,000        2,459,375
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           100,000        2,487,500
---------------------------------------------------------------
Quicksilver, Inc.(a)                    96,800        1,821,050
---------------------------------------------------------------
St. John Knits, Inc.                    75,000        3,346,875
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 87,900        5,361,900
---------------------------------------------------------------
                                                     21,457,950
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TEXTILES (HOME FURNISHINGS)-0.26%

Mohawk Industries, Inc.(a)             112,500   $    3,473,437
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)             100,000        3,350,000
---------------------------------------------------------------
                                                      6,823,437
---------------------------------------------------------------

TRUCKERS-0.07%

Swift Transportation Co., Inc.(a)       75,000        1,715,625
---------------------------------------------------------------

TRUCKS & PARTS-0.40%

Wabash National Corp.                  338,700       10,457,363
---------------------------------------------------------------

WASTE MANAGEMENT-0.03%

Thermo Instrument Systems Inc.(a)       25,000          737,500
---------------------------------------------------------------
         Total Domestic Common Stocks
           (Cost $436,154,056)                      725,696,631
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-64.44%

ARGENTINA-2.24%

Banco de Galicia y Buenos Aires S.A.
  de C.V.-ADR (Banks-Regional)         392,985        9,628,133
---------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Major Regional)(a)            710,900        9,774,875
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil &
  Gas-Refining & Marketing)          1,439,469        8,652,463
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                          339,800       13,103,538
---------------------------------------------------------------
YPF S.A.-ADR (Oil-International
  Integrated)                          479,600       16,726,050
---------------------------------------------------------------
                                                     57,885,059
---------------------------------------------------------------

AUSTRALIA-0.17%

Telstra Corp. Ltd. (Telephone)       1,863,520        4,375,731
---------------------------------------------------------------

BELGIUM-0.93%

Barco N.V.
  (Manufacturing-Diversified)           41,000       10,860,046
---------------------------------------------------------------
Colruyt N.V. (Retail-Food Chains)        8,800        5,351,641
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            1,650        7,889,210
---------------------------------------------------------------
                                                     24,100,897
---------------------------------------------------------------

BRAZIL-4.79%

Cia. Riograndense de
  Telecomunicacoes-Pfd. (Telephone)
  (Acquired 08/06/97; Cost $181,844)(b)  1,425          188,111
---------------------------------------------------------------
Cia. Riograndense de
   Telecomunicacoes-Pfd. (Telephone)    65,000        8,582,171
---------------------------------------------------------------
Companhia Brasileira de Distribuicao
  Grupo Pao de
  Acucar (Retail-Food Chains)          120,519        3,208,818
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food Chains)     326,500        8,793,075
---------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                            39,041        8,875,698
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)          315,700       15,320,553
---------------------------------------------------------------



                                                     MARKET
                                     SHARES          VALUE
BRAZIL-(CONTINUED)

Companhia Paranaense de
  Energia-Copel (Electric
  Companies)                         1,027,000   $   14,634,750
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                           240,000        3,357,671
---------------------------------------------------------------
Electropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A. (Electric Companies)   13,600        1,601,819
---------------------------------------------------------------
Empresa Bandeirante de Energia
  S.A.- EBE (Electric Companies)(a)     13,600          463,778
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         46,200       11,715,123
---------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telecommunications-
  Cellular/Wireless)                     155,500     15,432,388
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)          50,200       17,074,979
---------------------------------------------------------------
Telecomunicacoes do Rio de
  Janeiro S.A. (Telecommunications-
  Cellular/Wireless)                      92,398     14,542,596
---------------------------------------------------------------
                                                    123,791,530
---------------------------------------------------------------

CANADA-5.00%

ATI Technologies, Inc.
  (Computers-Hardware)(a)            1,127,200       12,613,351
---------------------------------------------------------------
ATS Automation Tooling Systems, Inc.
  (Manufacturing-Diversified)(a)       360,000        5,765,640
---------------------------------------------------------------
Biovail Corp. International
  (Health Care-Drugs-Generic &
  Other)(a)                             65,700        2,685,488
---------------------------------------------------------------
Canadian Fracmaster Ltd. (Oil &
  Gas-Exploration & Production)        131,600        1,707,298
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                       355,998        6,672,551
---------------------------------------------------------------
CGI Group, Inc.
  (Services-Computer Systems)(a)       320,900        8,842,508
---------------------------------------------------------------
CHUM Ltd.
  (Broadcasting-Television, Radio
  & Cable)                              52,800        2,030,982
---------------------------------------------------------------
C-MAC Industries Inc.
  (Electronics-Component
  Distributors)(a)                     200,000        3,636,745
---------------------------------------------------------------
Discreet Logic, Inc.
  (Communications Equipment)(a)        175,000        3,128,125
---------------------------------------------------------------
Enerflex Systems Ltd.
  (Manufacturing-Specialized)           96,000        2,887,016
---------------------------------------------------------------
Ensign Resource Service Group, Inc.
  (Oil & Gas-Drilling & Equipment)     200,000        4,350,106
---------------------------------------------------------------
Geac Computer Corp. Ltd.
  (Services-Computer Systems)(a)       273,000       10,758,856
---------------------------------------------------------------
Gulf Canada Resources Ltd.
  (Oil-International Integrated)(a)    250,000        1,328,125
---------------------------------------------------------------
Imax Corp. (Communications
  Equipment)(a)                        150,000        4,087,500
---------------------------------------------------------------
IPSCO, Inc. (Iron & Steel)              90,000        2,728,608
---------------------------------------------------------------
JDS Fitel Inc.
  (Manufacturing-Specialized)(a)       600,000       11,203,972
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Linamar Corp.
  (Machinery-Diversified)              105,000   $    6,902,822
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        670,000        9,512,187
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Savings & Loan Companies)           120,000        5,891,527
---------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)         250,000        5,968,750
---------------------------------------------------------------
Royal Group Technologies Ltd.
  (Manufacturing-Specialized)(a)         105,000      3,242,123
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           300,000        5,612,477
---------------------------------------------------------------
Shaw Industries Ltd.(Oil &
  Gas-Exploration & Production)         14,200          531,314
---------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)       210,000        7,240,620
---------------------------------------------------------------
                                                    129,328,691
---------------------------------------------------------------

CHILE-1.03%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)           287,300        7,200,456
---------------------------------------------------------------
Distribucion y Servicio D&S
  S.A.-ADR (Retail-Food Chains)(a)     650,000       11,456,250
---------------------------------------------------------------
Madeco S.A. (Metal Fabricators)        129,000        2,064,000
---------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)(a)           580,900        5,990,531
---------------------------------------------------------------
                                                     26,711,237
---------------------------------------------------------------

FINLAND-1.01%

Hartwall OY A.B.
  (Beverages-Alcoholic)                400,000       12,425,214
---------------------------------------------------------------
TT Tieto OY-Class B
  (Computers-Software & Services)       74,000       13,601,566
---------------------------------------------------------------
                                                     26,026,780
---------------------------------------------------------------

FRANCE-3.08%

Altran Technologies, S.A.
  (Services-Commercial & Consumer)      53,800        8,583,297
---------------------------------------------------------------
Christian Dalloz
  (Manufacturing-Diversified)           11,400        1,327,566
---------------------------------------------------------------
Coflexip S.A.-ADR
  (Manufacturing-Specialized)           15,900        1,132,875
---------------------------------------------------------------
Coflexip S.A.
  (Manufacturing-Specialized)           90,000       12,771,585
---------------------------------------------------------------
Compagnie Generale de Geophysique
  S.A. (Services-Commercial &
  Consumer)(a)                          64,400        9,363,766
---------------------------------------------------------------
Dassault Systemes S.A.-ADR
  (Computers-Software & Services)      200,000        7,725,000
---------------------------------------------------------------
Equipements et Composants pour
  l'Industrie Automobile (Auto
  Parts & Equipment)                    13,500        4,249,210
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)             7,000        6,148,727
---------------------------------------------------------------
Infogrames Entertainment S.A.
  (Computers-Software & Services)(a)    82,000        4,104,774
---------------------------------------------------------------
ISIS (Oil-International Integrated)(a)  19,400        2,333,422
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

Labinal S.A. (Aerospace/Defense)         8,300   $    3,035,003
---------------------------------------------------------------
LDC S.A. (Foods)                         7,500        1,540,925
---------------------------------------------------------------
Le Carbone-Lorraine (Housewares)         9,100        3,731,742
---------------------------------------------------------------
Moulinex (Household Furnishings &
  Appliances)(a)                       250,000        7,432,208
---------------------------------------------------------------
Vallourec S.A.
  (Manufacturing-Diversified)           73,000        6,169,356
---------------------------------------------------------------
                                                     79,649,456
---------------------------------------------------------------

GERMANY-3.18%

Boewe Systec A.G. (Office
  Equipment & Supplies)                 75,000        3,511,510
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           185,000        5,258,904
---------------------------------------------------------------
Fresenius A.G.-Pfd. (Health
  Care-Medical Products & Supplies)     26,000        6,238,783
---------------------------------------------------------------
GEA A.G. (Machinery-Diversified)        15,600        6,312,692
---------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Textiles-Apparel)                     1,750        3,218,884
---------------------------------------------------------------
Krones A.G.
  (Machinery-Diversified)               10,500        3,628,560
---------------------------------------------------------------
KSB A.G. (Machinery-Diversified)        16,000        5,350,872
---------------------------------------------------------------
MobilCom A.G.
  (Telecommunications-
  Cellular/Wireless)                       7,000      5,189,231
---------------------------------------------------------------
Pfeiffer Vacuum Technology
  A.G.-ADR (Machinery-Diversified)(a)   60,000        4,252,500
---------------------------------------------------------------
Porsche A.G. (Automobiles)               7,500       18,769,857
---------------------------------------------------------------

SCHMALBACH LUBECA A.G.

Containers-Metal & Glass)               20,000        4,925,032
---------------------------------------------------------------
Schwarz Pharma A.G. (Health
  Care-Drugs-Generic & Other)           85,000        6,860,264
---------------------------------------------------------------
Sixt A.G. (Financial-Diversified)       21,000        2,668,748
---------------------------------------------------------------
SKW Trostberg A.G.
  (Chemicals-Diversified)               77,600        2,679,516
---------------------------------------------------------------
Vossloh A.G.
  (Manufacturing-Specialized)           50,200        3,273,730
---------------------------------------------------------------
                                                     82,139,083
---------------------------------------------------------------

GREECE-0.20%

Titan Cement Co. S.A.
  (Construction-Cement & Aggregates)    60,000        5,132,935
---------------------------------------------------------------

HONG KONG-2.66%

China Resources Enterprise Ltd.
  (Manufacturing-Diversified)        5,414,000        9,295,920
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)            9,100,000        6,167,699
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                      7,396,224       10,073,607
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,255,000       13,944,552
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)             4,968,000       16,835,785
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                       1,540,000        3,310,225
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HONG KONG-(CONTINUED)

Ng Fung Hong Ltd. (Foods)            5,220,000   $    4,717,273
---------------------------------------------------------------
Shanghai Industrial Holdings Ltd.
  (Manufacturing-Diversified)        1,282,000        4,394,152
---------------------------------------------------------------
                                                     68,739,213
---------------------------------------------------------------

HUNGARY-0.91%

Gedeon Richter (Health Care-Drugs-
  Major Pharmaceuticals) (Acquired
  05/03/96; Cost $1,937,500)(a)(b)      50,000        5,325,000
---------------------------------------------------------------
Magyar Tavkozlesi-ADR
  (Telecommunications-Long
  Distance)(a)                         618,000       18,231,000
---------------------------------------------------------------
                                                     23,556,000
---------------------------------------------------------------

INDONESIA-0.25%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)    415,000        6,380,625
---------------------------------------------------------------

IRELAND-0.75%

CBT Group PLC-ADR
  (Computers-Software & Services)(a)    15,200          773,300
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       100,000        6,212,500
---------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Services-Data Processing)(a)        250,000       12,468,750
---------------------------------------------------------------
                                                     19,454,550
---------------------------------------------------------------

ISRAEL-0.72%

Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                 550,000        8,800,000
---------------------------------------------------------------
ESC Medical Systems Ltd. (Health
  Care-Medical Products &
  Supplies)(a)                         300,000        9,750,000
---------------------------------------------------------------
                                                     18,550,000
---------------------------------------------------------------

ITALY-1.12%

Autogrill S.p.A. (Restaurants)(a)    1,205,000        8,337,415
---------------------------------------------------------------
Ericsson S.p.A. (Communications
  Equipment)                           100,000        6,363,564
---------------------------------------------------------------
Gewiss S.p.A. (Electrical
  Equipment)                           225,000        5,473,368
---------------------------------------------------------------
Gruppo Editoriale L'Espresso
  (Publishing)                         600,000        4,889,491
---------------------------------------------------------------
Merloni Elettrodomestici S.p.A.
  (Household Furnishings &
  Appliances)                          500,000        4,029,413
---------------------------------------------------------------
                                                     29,093,251
---------------------------------------------------------------

JAPAN-1.92%

Aderans Co. Ltd. (Personal Care)       394,000        9,315,054
---------------------------------------------------------------
Bellsystem 24, Inc.
  (Services-Commercial & Consumer)      48,000        6,656,696
---------------------------------------------------------------
Capcom Co., Ltd.
  (Computers-Software & Services)      201,000        2,617,448
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200       10,052,799
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE
JAPAN-(CONTINUED)

Hokuto Corp. (Agricultural
  Products)                            185,250   $    5,037,390
---------------------------------------------------------------
Noritsu Koki Co. Ltd.
  (Photography/Imaging)                315,600        9,416,270
---------------------------------------------------------------
Shohkoh Fund & Co.
  (Financial-Diversified)               20,600        6,550,797
---------------------------------------------------------------
                                                     49,646,454
---------------------------------------------------------------

MEXICO-5.64%

Cifra S.A. de C.V.-Series C
  (Retail-General Merchandise)       6,454,900       10,980,592
---------------------------------------------------------------
Cifra S.A. de C.V.-Series V
  (Retail-General Merchandise)         751,676        1,312,345
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            701,900       11,932,300
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                 1,652,860        6,425,679
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)              1,271,400        9,406,128
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(a)         5,850,000       18,228,486
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)               4,930,200        3,554,553
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            1,056,000        9,977,169
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   424,700       17,412,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,460,500       12,072,784
---------------------------------------------------------------
Organizacion Soriana S.A. de C.V.
  (Retail-Department Stores)         3,846,000       14,543,983
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class
  A (Beverages-Non-Alcoholic)          320,700       12,787,913
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.
  (Oil & Gas-Drilling &
  Equipment)(a)                        541,800        9,955,575
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television, Radio
  & Cable)                             156,100        2,907,363
---------------------------------------------------------------
Vitro SA (Containers-Metal & Glass)    391,400        4,378,788
---------------------------------------------------------------
                                                    145,876,358
---------------------------------------------------------------

NETHERLANDS-5.31%

Aalberts Industries N.V.
  (Manufacturing-Diversified)          115,000        3,324,588
---------------------------------------------------------------
Beter Bed Holding N.V. (Household
  Furnishings & Appliances)            115,000        3,859,710
---------------------------------------------------------------
Cap Gemini N.V.
  (Services-Computer Systems)          290,000       19,093,114
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            517,200       23,144,834
---------------------------------------------------------------
Draka Holding N.V. (Metal
  Fabricators)                          60,000        2,598,881
---------------------------------------------------------------
Fugro N.V. (Services-Commercial &
  Consumer)                            180,000        7,128,360
---------------------------------------------------------------
Gamma Holding N.V.
  (Textiles-Apparel)                    53,000        3,240,186
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NETHERLANDS-(CONTINUED)

Getronics N.V.
  (Computers-Software & Services)      300,000   $   13,276,570
---------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)          114,000        6,636,503
---------------------------------------------------------------
Internatio-Muller N.V.
  (Manufacturing-Diversified)          288,000        9,979,704
---------------------------------------------------------------
Koninklijke Ahrend Groep N.V.
  (Household Furnishings &
  Appliances)                          210,000        7,276,867
---------------------------------------------------------------
Koninklijke Van Ommeren N.V.
  (Shipping)                           122,000        5,254,195
---------------------------------------------------------------
Nutreco Holding N.V.
  (Agricultural Products)              235,000        8,387,456
---------------------------------------------------------------
Ordina Beheer N.V.
  (Services-Commercial & Consumer)(a)  560,000       13,139,944
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial & Consumer)     152,000        7,464,185
---------------------------------------------------------------
Toolex International N.V.
  (Machinery-Diversified)(a)           185,000        3,635,711
---------------------------------------------------------------
                                                    137,440,808
---------------------------------------------------------------

NORWAY-1.91%

ASK A.S.A.
  (Computers-Peripherals)(a)           605,000        6,166,391
---------------------------------------------------------------
Ekornes A.S.A. (Household
  Furnishings & Appliances)            300,000        3,017,481
---------------------------------------------------------------
Farstad Shipping A.S.A.
  (Shipping)                           406,000        2,069,053
---------------------------------------------------------------
Merkantildata A.S.A.
  (Services-Commercial & Consumer)     750,000        9,454,775
---------------------------------------------------------------
Seateam Technology A.S.A. (Oil &
  Gas-Exploration & Production)(a)     150,000        3,620,978
---------------------------------------------------------------
Tandberg A.S.A. (Communications
  Equipment)(a)                        161,500        3,681,998
---------------------------------------------------------------
Tandberg Television A.S.A.
  (Communications Equipment)(a)        440,000        5,812,339
---------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)          486,000       15,642,623
---------------------------------------------------------------
                                                     49,465,638
---------------------------------------------------------------

PERU-0.50%

Telefonica del Peru S.A.-ADR
  (Telecommunications-Long
  Distance)                            486,500       10,763,812
---------------------------------------------------------------
Telefonica del Peru S.A.-Class B
  (Telecommunications-Long
  Distance)                          1,026,000        2,258,616
---------------------------------------------------------------
                                                     13,022,428
---------------------------------------------------------------

PHILIPPINES-0.65%

International Container Terminal
  Services, Inc. (Air Freight)(a)   12,225,000        1,613,761
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)            194,920        5,218,904
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        159,400        4,303,800
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
PHILIPPINES-(CONTINUED)

SM Prime Holdings Inc. (Land
  Development)                      32,000,000   $    5,738,481
---------------------------------------------------------------
                                                     16,874,946
---------------------------------------------------------------

PORTUGAL-3.11%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)               450,000       15,778,871
---------------------------------------------------------------
Cimpor-Cimentos de Portugal S.A.
  (Construction-Cement & Aggregates)   467,000       17,273,820
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)(a)     158,500        8,242,000
---------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail-General Merchandise)         134,000        6,265,768
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)      265,000       14,242,741
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications-
  Cellular/Wireless)(a)                   95,400     17,117,225
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
   S.A.-ADR (Telecommunications-
   Cellular/Wireless)(a)                   7,800      1,407,900
---------------------------------------------------------------
                                                     80,328,325
---------------------------------------------------------------

RUSSIA-0.25%

Vimpel-Communications
  (Telecommunications-
  Cellular/Wirless)(a)                   120,000      6,480,000
---------------------------------------------------------------

SINGAPORE-0.26%

Creative Technology Ltd.
  (Computers-Peripherals)(a)           100,000        2,050,000
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)             1,236,000        4,684,776
---------------------------------------------------------------
                                                      6,734,776
---------------------------------------------------------------

SOUTH AFRICA-0.90%

Dimension Data Holdings Ltd.
  (Computers-Software & Services)(a) 1,509,000       10,479,996
---------------------------------------------------------------
Persetel Holdings Ltd.
  (Computers-Software & Services)      760,000        8,270,677
---------------------------------------------------------------
Protea Furnishers Ltd. (Household
  Furnishings & Appliances)          4,700,000        4,649,782
---------------------------------------------------------------
                                                     23,400,455
---------------------------------------------------------------

SPAIN-2.06%

Corp. Financiera Reunida, S.A.
  (Investment Management)(a)         1,475,000       16,657,912
---------------------------------------------------------------
Mapfre Vida (Insurance-Life &
  Health)                              108,000        5,389,363
---------------------------------------------------------------
Tele Pizza, S.A. (Restaurants)(a)      100,000       14,379,514
---------------------------------------------------------------
Viscofan Industria Navarra De
  Envolturas Celulosicas S.A.
  (Paper & Forest Products)            413,000       16,812,869
---------------------------------------------------------------
                                                     53,239,658
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SWEDEN-2.16%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         230,000   $    8,021,183
---------------------------------------------------------------
B.T. Industries A.B.
  (Machinery-Diversified)               47,000          940,971
---------------------------------------------------------------
Enator A.B. (Computer-Software &
  Service)                              55,200        1,582,847
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)                             94,400        5,852,751
---------------------------------------------------------------
Hoganas A.B. (Metals Mining)           200,000        8,008,267
---------------------------------------------------------------
Munters A.B. (Services-Facilities
  & Environmental)(a)                  185,000        2,090,868
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/ Brokerage)                  460,000        9,179,799
---------------------------------------------------------------
Scandic Hotels A.B. (Lodging-Hotels)   104,500        3,981,852
---------------------------------------------------------------
WM-Data A.B. (Computers-Software
  & Services)                          535,000       16,101,137
---------------------------------------------------------------
                                                     55,759,675
---------------------------------------------------------------

SWITZERLAND-2.22%

Disetronic Holding A.G. (Health
  Care-Medical Products & Supplies)      2,200        6,201,106
---------------------------------------------------------------
Georg Fischer A.G. (Auto Parts &
  Equipment)                             9,000        3,478,377
---------------------------------------------------------------
Kuoni Reisen A.G.
  (Services-Commercial & Consumer)       1,600        8,582,661
---------------------------------------------------------------
Mikron Holding A.G.
  (Machinery-Diversified)(a)            17,000        4,248,018
---------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)               24,500       14,709,469
---------------------------------------------------------------
Schindler Holding A.G.
  (Machinery-Diversified)                8,400       13,573,666
---------------------------------------------------------------
Sika Finanz A.G. (Engineering &
  Construction)                         16,500        6,596,921
---------------------------------------------------------------
                                                     57,390,218
---------------------------------------------------------------

TAIWAN-0.32%

Taiwan Semiconductor Manufacturing Co.-
  ADR (Electronics-Semiconductors)(a)  333,000        8,179,313
---------------------------------------------------------------

UNITED KINGDOM-9.19%

Airtours PLC (Services-Commercial
  & Consumer)                        2,445,000       21,417,512
---------------------------------------------------------------
Avis Europe PLC
  (Services-Commercial & Consumer)   1,484,550        5,735,522
---------------------------------------------------------------
Cable & Wireless Communications
  PLC (Broadcasting-Television,
  Radio & Cable)(a)                  2,000,000       14,534,025
---------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)   1,115,000        9,417,429
---------------------------------------------------------------
Cattles PLC (Consumer Finance)         510,000        5,450,510
---------------------------------------------------------------



                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Cobham PLC (Aerospace/Defense)         400,000   $    7,241,925
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)     335,000        5,798,976
---------------------------------------------------------------
FirstBus PLC (Shipping)              1,350,000        8,785,324
---------------------------------------------------------------
Games Workshop Group PLC (Leisure
  Time-Products)                       165,000        2,221,498
---------------------------------------------------------------
Goode Durrant PLC
  (Manufacturing-Diversified)          214,000        2,122,436
---------------------------------------------------------------
Independent Insurance Group PLC
  (Insurance-Property-Casualty)        260,700        7,009,034
---------------------------------------------------------------
Jarvis Hotels PLC (Lodging-Hotels)     150,000          398,891
---------------------------------------------------------------
Jarvis PLC (Engineering &
  Construction)                        900,000        9,987,334
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                       525,000        2,840,532
---------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                         192,050        1,622,078
---------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Services-Commercial &
  Consumer)                          1,400,500       12,180,149
---------------------------------------------------------------
Mayflower Corp. PLC (The) (Auto
  Parts & Equipment)                   890,000        3,602,231
---------------------------------------------------------------
Micro Focus Group PLC-ADR
  (Computer-Software & Services)(a)     80,000        3,640,000
---------------------------------------------------------------
Millennium & Copthorne Hotels PLC
  (Lodging-Hotels)                     350,000        3,406,883
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                            500,000       24,042,188
---------------------------------------------------------------
Northern Leisure PLC (Leisure
  Time-Products)                       300,000        2,734,538
---------------------------------------------------------------
Parity PLC (Services-Commercial &
  Consumer)                            350,000        4,542,510
---------------------------------------------------------------
PizzaExpress PLC (Restaurants)         387,000        5,056,699
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             964,912       16,122,020
---------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)      300,000        6,296,963
---------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial & Consumer)     300,000        4,179,578
---------------------------------------------------------------
SEMA Group PLC
  (Services-Commercial & Consumer)     500,000       18,205,163
---------------------------------------------------------------
Senior Engineering Group PLC
  (Metal Fabricators)                1,100,000        4,065,848
---------------------------------------------------------------
Serco Group PLC
  (Services-Commercial & Consumer)     185,000        3,660,350
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                           790,000       15,894,938
---------------------------------------------------------------
TBI PLC (Land Development)           1,590,000        2,672,571
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Weir Group PLC (The)
  (Machinery-Diversified)              600,000   $    2,759,625
---------------------------------------------------------------
                                                    237,645,280
---------------------------------------------------------------
         Total Foreign Stocks & Other
           Equity Interests
           (Cost $1,166,875,568)                  1,666,399,370
---------------------------------------------------------------

DOMESTIC PREFERRED STOCK-0.32%

LODGING (HOTELS)-0.32%
Royal Caribbean Cruises Ltd.-
  $3.63 Conv. Pfd. (Cost $5,011,060)    76,000        8,350,500
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
DOMESTIC CONVERTIBLE CORPORATE NOTES-0.07%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.07%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11
  (Cost $1,151,023)(c)             $ 2,350,000   $    1,825,786
---------------------------------------------------------------

FOREIGN CONVERTIBLE CORPORATE BONDS-0.41%

HONG KONG-0.21%

New World Infrastructure Ltd.
  (Services-Commercial & Consumer),
  Conv. Bonds, 5.00%, 07/15/01
  (Acquired 04/10/97-04/11/97;
  Cost $2,172,563)(b)                1,850,000        1,859,250
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial & Consumer),
  Conv. Bonds, 5.00%, 07/15/01       3,670,000        3,688,350
---------------------------------------------------------------
                                                      5,547,600
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
UNITED KINGDOM-0.20%

Shanghai Industrial Investment
  Trust Co.
   (Manufacturing-Diversified),
  Gtd. Bonds, 1.00%, 02/24/03
  (Acquired 03/05/98 - 03/09/98;
  Cost $5,218,750)(b)              $ 5,000,000   $    5,150,000
---------------------------------------------------------------
         Total Foreign Convertible
           Corporate Bonds
           (Cost $11,511,862)                        10,697,600
---------------------------------------------------------------

REPURCHASE AGREEMENTS(d)-5.07%

Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(e)                    75,103           75,103
---------------------------------------------------------------
Lehman Brothers Inc., 5.30%,
  05/01/98(f)                      131,000,000      131,000,000
---------------------------------------------------------------
         Total Repurchase
           Agreements (Cost
           $131,075,103)                            131,075,103
---------------------------------------------------------------

TOTAL INVESTMENTS-98.36%                          2,544,044,990
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.64%                  42,442,288
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,586,487,278
===============================================================

INVESTMENT ABBREVIATIONS:

ADR-American Depositary Receipt
Conv.-Convertible
GDR-Global Depositary Receipt
Gtd.-Guaranteed
LYON-Liquid Yield Option Notes
Pfd.-Preferred
Sr.-Senior

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/98 was $12,522,361, which represented 0.48% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $450,066,250. Collateralized by $522,302,000 U.S. Government obligations, 0% to 7.45% due 08/14/98 to 10/08/27 with an aggregate market value at 04/30/98 of $459,005,491.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


APRIL 30, 1998




(UNAUDITED)



ASSETS:

Investments, at market value (cost
  $1,751,778,672)                             $2,544,044,990
------------------------------------------------------------
Foreign currencies, at value (cost
  $25,662,470)                                    25,716,991
------------------------------------------------------------
Receivables for:
  Investments sold                                37,050,813
------------------------------------------------------------
  Capital stock sold                               6,101,985
------------------------------------------------------------
  Dividends and interest                           4,872,472
------------------------------------------------------------
Investment for deferred compensation plan             20,947
------------------------------------------------------------
Other assets                                         144,513
------------------------------------------------------------
    Total assets                               2,617,952,711
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           20,353,045
------------------------------------------------------------
  Capital stock reacquired                         6,866,970
------------------------------------------------------------
  Deferred compensation                               20,947
------------------------------------------------------------
Accrued advisory fees                              1,828,737
------------------------------------------------------------
Accrued administrative services fees                   9,130
------------------------------------------------------------
Accrued directors' fees                                1,800
------------------------------------------------------------
Accrued distribution fees                          1,576,413
------------------------------------------------------------
Accrued transfer agent fees                          497,193
------------------------------------------------------------
Accrued operating expenses                           311,198
------------------------------------------------------------
    Total liabilities                             31,465,433
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,586,487,278
============================================================

NET ASSETS:

Class A                                       $1,273,872,409
============================================================
Class B                                       $1,300,351,635
============================================================
Class C                                       $   12,263,234
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     65,015,296
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     67,671,488
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        638,065
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        19.59
============================================================
  Offering price per share:
    (Net asset value $19.59
    divided by 95.25%)                        $        20.57
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        19.22
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        19.22
============================================================


STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED APRIL 30, 1998


(UNAUDITED)



INVESTMENT INCOME:

Dividends (net of $792,651 foreign withholding
  tax)                                           $  8,980,990
-------------------------------------------------------------
Interest                                            3,820,728
-------------------------------------------------------------
    Total investment income                        12,801,718
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      10,412,203
-------------------------------------------------------------
Administrative services fees                           53,818
-------------------------------------------------------------
Custodian fees                                        845,370
-------------------------------------------------------------
Directors' fees                                        11,039
-------------------------------------------------------------
Distribution fees-Class A                           2,952,247
-------------------------------------------------------------
Distribution fees-Class B                           6,013,254
-------------------------------------------------------------
Distribution fees-Class C                              40,203
-------------------------------------------------------------
Transfer agent fees-Class A                         1,463,040
-------------------------------------------------------------
Transfer agent fees-Class B                         1,806,023
-------------------------------------------------------------
Transfer agent fees-Class C                            14,070
-------------------------------------------------------------
Other                                                 463,456
-------------------------------------------------------------
    Total expenses                                 24,074,723
-------------------------------------------------------------
Less: Expenses paid indirectly                        (47,955)
-------------------------------------------------------------
    Net expenses                                   24,026,768
-------------------------------------------------------------
Net investment income (loss)                      (11,225,050)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (4,106,307)
-------------------------------------------------------------
  Foreign currencies                                 (440,203)
-------------------------------------------------------------
                                                   (4,546,510)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           318,450,491
-------------------------------------------------------------
  Foreign currencies                                 (591,659)
-------------------------------------------------------------
                                                  317,858,832
-------------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                  313,312,322
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $302,087,272
=============================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS


For the six months ended April 30, 1998 and the year ended October 31, 1997


(Unaudited)



                                                                APRIL 30,        OCTOBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

 Net investment income (loss)                                $  (11,225,050)   $  (26,427,661)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (4,546,510)      (61,191,114)
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           317,858,832       272,401,591
----------------------------------------------------------------------------------------------
         Net increase in net assets resulting from
           operations                                            302,087,272       184,782,816
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (121,304,637)      221,978,537
----------------------------------------------------------------------------------------------
  Class B                                                        (89,724,214)      350,877,196
----------------------------------------------------------------------------------------------
  Class C                                                          6,248,878         5,007,454
----------------------------------------------------------------------------------------------
         Net increase in net assets                               97,307,299       762,646,003
----------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                            2,489,179,979     1,726,533,976
----------------------------------------------------------------------------------------------
End of period                                                 $2,586,487,278    $2,489,179,979
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,911,758,320    $2,116,538,293
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (11,261,208)          (36,158)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (105,961,179)     (101,414,669)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           791,951,345       474,092,513
----------------------------------------------------------------------------------------------
                                                              $2,586,487,278    $2,489,179,979
==============================================================================================


NOTES TO FINANCIAL STATEMENTS


April 30, 1998
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Aggressive Growth Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide above-average long-term growth of capital appreciation.


  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.


D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $91,801,587 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES


The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.


  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $53,818 for such services.


  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1998, AFS was paid $1,906,971 for such services.


  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,952,247, $6,013,254 and $40,203, respectively, as compensation under the Plans.


  AIM Distributors received commissions of $386,898 from the sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30,

1998, AIM Distributors received commissions of $80,740 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.


  During the six months ended April 30, 1998, the Fund paid legal fees of $3,061 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.


NOTE 3-INDIRECT EXPENSES


During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $13,477 and $34,478, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $47,955 during the six months ended April 30, 1998.


NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.


NOTE 6-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $515,387,133 and $742,764,570, respectively.


  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, on a tax basis, is as follows.



Aggregate unrealized appreciation of
  investment securities                      $831,540,514
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (48,182,684)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $783,357,830
=========================================================
Cost of investments for tax purposes is $1,760,687,160.


NOTE 7-CAPITAL STOCK


Changes in the Fund's capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:



                                APRIL 30,                    OCTOBER 31,
                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               42,347,990   $ 753,014,649    41,562,019   $ 712,389,030
--------------------------------------------------------------------------------
  Class B                5,147,124      89,358,765    31,043,322     516,329,374
--------------------------------------------------------------------------------
  Class C*                 425,115       7,331,119       281,009       5,113,170
--------------------------------------------------------------------------------
Reacquired:
  Class A              (49,216,901)   (874,319,286)  (28,025,133)   (490,410,493)
--------------------------------------------------------------------------------
  Class B              (10,544,760)   (179,082,979)   (9,784,297)   (165,452,178)
--------------------------------------------------------------------------------
  Class C*                 (62,073)     (1,082,241)       (5,986)       (105,716)
--------------------------------------------------------------------------------
                       (11,903,505)  $(204,779,973)   35,070,934   $ 577,863,187
================================================================================


* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS


Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.



                                                                                          CLASS A
                                                            ----------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                            APRIL 30,          ---------------------------------------------
                                                               1998               1997          1996       1995       1994
                                                            ----------         ----------     --------   --------   --------
Net asset value, beginning of period                        $    17.28         $    15.76     $  13.09   $  10.22   $  10.00
----------------------------------------------------------  ----------         ----------     --------   --------   --------
Income from investment operations:
  Net investment income (loss)                                   (0.06)             (0.15)(a)    (0.09)(a)  (0.09)(a)     --
----------------------------------------------------------  ----------         ----------     --------   --------   --------
  Net gains on securities (both realized and unrealized)          2.37               1.67         2.81       2.96       0.22
----------------------------------------------------------  ----------         ----------     --------   --------   --------
         Total from investment operations                         2.31               1.52         2.72       2.87       0.22
----------------------------------------------------------  ----------         ----------     --------   --------   --------
Less distributions:
  Distributions from net realized gains                             --                 --        (0.05)        --         --
----------------------------------------------------------  ----------         ----------     --------   --------   --------
Net asset value, end of period                              $    19.59         $    17.28     $  15.76   $  13.09   $  10.22
==========================================================  ==========         ==========     ========   ========   ========
Total return(b)                                                  13.37%              9.65%       20.83%     28.08%      2.20%
==========================================================  ==========         ==========     ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,273,872         $1,242,505     $919,319   $186,029   $ 18,410
==========================================================  ==========         ==========     ========   ========   ========
Ratio of expenses to average net assets                           1.73%(c)(d)        1.75%        1.83%      2.11%      2.02%(e)(f)
==========================================================  ==========         ==========     ========   ========   ========
Ratio of net investment income (loss) to average net
  assets                                                         (0.66)%(c)         (0.88)%      (0.62)%    (0.68)%     0.27%(f)(g)
==========================================================  ==========         ==========     ========   ========   ========
Portfolio turnover rate                                             22%                57%          44%        64%         2%
==========================================================  ==========         ==========     ========   ========   ========
Average brokerage commission rate paid(h)                   $   0.0140         $   0.0131     $ 0.0155        N/A        N/A
==========================================================  ==========         ==========     ========   ========   ========


(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and are not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $1,190,685,312.


(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.03% (annualized).

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.74)% (annualized).

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                                            CLASS B                                        CLASS C
                                   ------------------------------------------------------------     ------------------------
                                                                    OCTOBER 31,
                                   APRIL 30,        -------------------------------------------     APRIL 30,    OCTOBER 31,
                                      1998             1997        1996       1995       1994          1998          1997
                                   ----------       ----------   --------   --------   --------     ----------   -----------
Net asset value, beginning of
  period                           $    17.00       $    15.58   $  13.02   $  10.21   $  10.00      $  17.00      $  18.39
---------------------------------- ----------       ----------   --------   --------   --------      --------      --------
Income from investment operations:
  Net investment income (loss)          (0.11)           (0.24)(a)  (0.17)(a)  (0.14)(a)     --         (0.11)        (0.04)(a)
---------------------------------- ----------       ----------   --------   --------   --------      --------      --------
  Net gains (losses) on securities
    (both realized and unrealized)       2.33             1.66       2.78       2.95       0.21          2.33         (1.35)
---------------------------------- ----------       ----------   --------   --------   --------      --------      --------
         Total from investment
           operations                    2.22             1.42       2.61       2.81       0.21          2.22         (1.39)
---------------------------------- ----------       ----------   --------   --------   --------      --------      --------
Less distributions:
  Distributions from net realized
    gains                                  --               --      (0.05)        --         --            --            --
---------------------------------- ----------       ----------   --------   --------   --------      --------      --------
Net asset value, end of period     $    19.22       $    17.00   $  15.58   $  13.02   $  10.21      $  19.22      $  17.00
================================== ==========       ==========   ========   ========   ========      ========      ========
Total return(b)                         13.06%            9.11%     20.09%     27.52%      2.10%        13.06%        (7.56)%
================================== ==========       ==========   ========   ========   ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $1,300,352       $1,241,999   $807,215   $118,199   $  6,201      $ 12,263      $  4,676
================================== ==========       ==========   ========   ========   ========      ========      ========
Ratio of expenses to average net
  assets                                 2.29%(c)(d)      2.30%      2.37%      2.62%      2.54%(e)(f)   2.28%(c)(d)   2.36%(f)
================================== ==========       ==========   ========   ========   ========      ========      ========
Ratio of net investment income
  (loss) to average net assets          (1.22)%(c)       (1.44)%    (1.16)%    (1.19)%    (0.25)%(f)(g) (1.21)%(c)    (1.50)%(f)
================================== ==========       ==========   ========   ========   ========      ========      ========
Portfolio turnover rate                    22%              57%        44%        64%         2%           22%           57%
================================== ==========       ==========   ========   ========   ========      ========      ========
Average brokerage commission rate
  paid(h)                          $   0.0140       $   0.0131   $ 0.0155        N/A        N/A      $ 0.0140      $ 0.0131
================================== ==========       ==========   ========   ========   ========      ========      ========


(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $1,212,617,651 and $8,107,026 for Class B and Class C, respectively.


(d) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average assets would have been 2.28% (annualized) for Class B and the same for Class C.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.43% (annualized).

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (2.14)% (annualized).

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                            Directors & Officers


BOARD OF DIRECTORS                           OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                             Charles T. Bauer                             11 Greenway Plaza
Chairman                                     Chairman                                     Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                             Robert H. Graham
Bruce L. Crockett                            President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                 John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and            Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                           Carol F. Relihan                             Houston, TX 77046
                                             Senior Vice President and Secretary
Owen Daly II                                                                              TRANSFER AGENT
Director                                     Gary T. Crum
Cortland Trust Inc.                          Senior Vice President                        A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                           Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;         Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and     Robert G. Alley
President, Mercantile Bankshares             Vice President                               State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                  Melville B. Cox                              Boston MA 02110
Chief Executive Officer                      Vice President
Texana Global, Inc.;                                                                      COUNSEL TO THE FUND
Formerly Member                              Jonathan C. Schoolar
of the U.S. House of Representatives         Vice President                               Ballard Spahr
                                                                                          Andrews & Ingersoll, LLP
Carl Frischling                              Renee A. Bamford                             1735 Market Street
Partner                                      Assistant Secretary                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                             P. Michelle Grace                            COUNSEL TO THE DIRECTORS
Robert H. Graham                             Assistant Secretary
President and Chief Executive Officer                                                     Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                  Jeffrey H. Kupor                             919 Third Avenue
                                             Assistant Secretary                          New York, NY 10022
John F. Kroeger
Formerly Consultant                          Nancy L. Martin                              DISTRIBUTOR
Wendell & Stockel Associates, Inc.           Assistant Secretary
                                                                                          A I M Distributors, Inc.
Lewis F. Pennock                             Ofelia M. Mayo                               11 Greenway Plaza
Attorney                                     Assistant Secretary                          Suite 100
                                                                                          Houston, TX 77046
Ian W. Robinson                              Lisa A. Moss
Consultant; Formerly Executive               Assistant Secretary
Vice President and
Chief Financial Officer                      Kathleen J. Pflueger
Bell Atlantic Management                     Assistant Secretary
Services, Inc.
                                             Samuel D. Sirko
Louis S. Sklar                               Assistant Secretary
Executive Vice President
Hines Interests                              Stephen I. Winer
Limited Partnership                          Assistant Secretary

                                             Mary J. Benson
                                             Assistant Treasurer


                             How AIM Makes Investing
                                  Easy For You

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM Funds.

o RETIREMENT PLANS. You may purchase shares of the Fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering or forgery.


                              -------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                              -------------------

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
                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       FOR AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             FOR GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Select Growth Fund**
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       FOR CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and managed approximately              AIM Limited Maturity Treasury Fund
$89 billion in assets for more than 4.4 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of March 31, 1998. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  **On May 1, 1998, AIM Growth Fund was
companies in assets under management, according to Lipper              renamed AIM Select Growth Fund. For more complete
Analytical Services, Inc.                                              information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities
                                                                       dealer for a free prospectus(es). Please read the
                                                                       prospectus(es) carefully before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-








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